Vanguard® Short-Term Inflation-Protected Securities Index Fund
Schedule of Investments (unaudited)
As of June 30, 2026
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (99.2%)
U.S. Government Securities (99.2%)
	United States Treasury Inflation Indexed Bonds	0.000%	7/15/2026	2,840,224	2,843,552
	United States Treasury Inflation Indexed Bonds	0.125%	10/15/2026	3,359,066	3,340,434
	United States Treasury Inflation Indexed Bonds	0.375%	1/15/2027	2,705,365	2,669,540
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/2027	1,363,209	1,360,014
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/2027	3,436,395	3,369,546
	United States Treasury Inflation Indexed Bonds	0.375%	7/15/2027	3,033,138	2,982,665
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2027	3,446,052	3,429,091
	United States Treasury Inflation Indexed Bonds	0.500%	1/15/2028	3,104,807	3,025,489
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/2028	1,276,370	1,267,595
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2028	3,396,098	3,341,575
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/2028	1,314,805	1,347,932
	United States Treasury Inflation Indexed Bonds	0.750%	7/15/2028	2,690,766	2,631,170
	United States Treasury Inflation Indexed Bonds	2.375%	10/15/2028	3,496,366	3,534,198
	United States Treasury Inflation Indexed Bonds	0.875%	1/15/2029	2,332,470	2,269,147
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/2029	1,189,602	1,204,565
	United States Treasury Inflation Indexed Bonds	2.125%	4/15/2029	3,515,780	3,526,355
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/2029	1,507,158	1,582,634
	United States Treasury Inflation Indexed Bonds	0.250%	7/15/2029	2,731,349	2,605,344
	United States Treasury Inflation Indexed Bonds	1.625%	10/15/2029	3,687,989	3,663,354
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2030	3,087,005	2,899,011
	United States Treasury Inflation Indexed Bonds	1.625%	4/15/2030	3,797,586	3,751,896
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/2030	3,340,446	3,120,968
	United States Treasury Inflation Indexed Bonds	1.125%	10/15/2030	3,926,530	3,813,489
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/2031	3,510,854	3,243,151
	United States Treasury Inflation Indexed Bonds	1.250%	4/15/2031	3,879,136	3,758,974
Total U.S. Government and Agency Obligations (Cost $71,373,100)					70,581,689
				Shares
Temporary Cash Investments (0.7%)
Money Market Fund (0.7%)
[1]	Vanguard Market Liquidity Fund (Cost $505,947)	3.682%		5,059,979	505,947
Total Investments (99.9%) (Cost $71,879,047)					71,087,636
Other Assets and Liabilities—Net (0.1%)					44,914
Net Assets (100%)					71,132,550
Cost is in $000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and other temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees.
B. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability). The fund had no open futures contracts at June 30, 2026.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund’s investments as of June 30, 2026, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	70,581,689	—	70,581,689
Temporary Cash Investments	505,947	—	—	505,947
Total	505,947	70,581,689	—	71,087,636